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                                                                   EXHIBIT 10.16




                               SIXTH AMENDMENT TO
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT


         THIS SIXTH AMENDMENT TO SENIOR REVOLVING CREDIT FACILITY AGREEMENT (the "Sixth Amendment") is entered into as of the 5th day of March, 1996 (but effective as of December 31, 1995), by and among NATIONSBANK OF TEXAS, N.A. ("NationsBank"), FIRST INTERSTATE BANK OF TEXAS, N.A. ("First Interstate"), BANK ONE, TEXAS, N.A. ("Bank One"), THE SUMITOMO BANK, LIMITED, assignee of The Daiwa Bank, Limited ("Sumitomo"), CITIBANK, N.A. ("Citibank"), and BANK OF AMERICA TEXAS, N.A. ("Bank of America") (such banks, and their successors and assigns, are collectively referred to herein as "Banks"), CASH AMERICA INTERNATIONAL, INC., a Texas corporation ("Company"), and NationsBank as Issuing Bank and as Administrative Agent for Banks to the extent and in the manner provided for in the "Credit Agreement" (defined below and herein so called), with the acknowledgement, approval and agreement of all "Guarantors" and "Consolidated Subsidiaries" (as each of such terms is defined in the Credit Agreement) existing as of the date hereof.


                              W I T N E S S E T H:

         WHEREAS, certain of the Banks, Company, Issuing Bank and Administrative Agent are parties to that certain Senior Revolving Credit Facility Agreement dated as of June 29, 1993, as amended by that certain First Amendment to Senior Revolving Credit Facility Agreement, dated as of June 7, 1994, by that certain Second Amendment to Senior Revolving Credit Facility Agreement, dated as of September 21, 1994, by that certain Third Amendment to Senior Revolving Credit Facility Agreement, dated as of March 10, 1995, by that certain Fourth Amendment to Senior Credit Facility Agreement, dated as of June 7, 1995 and by that certain Fifth Amendment to Senior Revolving Credit Facility Agreement, dated as of November 13, 1995 (said Credit Agreement, as amended, the "Credit Agreement"); and

         WHEREAS, Company has requested certain amendments to the Credit Agreement as set forth hereinbelow; and

         WHEREAS, Banks are willing to consent to such amendments, subject to the terms and conditions of this Sixth Amendment; and

         WHEREAS, the parties desire to amend the Credit Agreement by this Sixth Amendment to reflect the agreements, modifications and amendments as set forth hereinbelow;

         NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used in this Sixth Amendment which are defined in the Credit Agreement, as amended by this Sixth Amendment, shall have the same meanings as
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assigned therein when used herein, unless otherwise provided herein or the context hereof shall otherwise require.

         2. Representations and Warranties. In order to induce Banks to enter into this Sixth Amendment, Company represents and warrants to Banks that:

                 A. Company, Guarantors and Consolidated Subsidiaries each have the corporate power and requisite authority to execute, deliver and carry out the terms and provisions of this Sixth Amendment, the Credit Agreement, as amended hereby, and any other Loan Papers to be executed by them, and Company, Guarantors and Consolidated Subsidiaries have each taken all corporate action necessary to authorize such matters;

                 B. Each Affiliate of Company which has executed or shall execute any Loan Papers has the power and requisite authority to execute, deliver and carry out the terms and provisions of such Loan Papers;

                 C. Neither the execution and delivery of this Sixth Amendment nor any other documents executed by Company or any of Guarantors, Consolidated Subsidiaries or other Affiliates of Company in connection herewith, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute or regulation to which Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors is subject or any judgment, license, order or permit applicable to Company or any of its Subsidiaries or other Affiliates of Company or any of Guarantors or any indenture, agreement or other instrument to which Company or any of its Subsidiaries or other Affiliates of Company or Guarantors may be subject; no consent, approval, authorization or order of any court, Governmental Authority or third party is required in connection with the execution and delivery of this Sixth Amendment or any of the other documents executed and delivered in connection herewith or to consummate the transactions contemplated herein or therein;

                 D. This Sixth Amendment, the Credit Agreement, as amended hereby, and the other Loan Papers are the legal and binding obligations of the parties executing such documents, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

                 E. As of the date of this Sixth Amendment, no event has occurred and is continuing which constitutes an Event of Default or a Potential Event of Default; and

                 F. All of the representations and warranties of Company contained in Article 6 of the Credit Agreement, as amended by this Sixth Amendment, are true and correct as of the date hereof.




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         3.      Conditions Precedent.  This Sixth Amendment and the
obligations of Banks hereunder are subject to the condition precedent that Administrative Agent shall have received for each Bank the following, each in form and substance satisfactory to Administrative Agent and such Bank:

                 A. Sixth Amendment. A fully executed original counterpart of this Sixth Amendment, signed by duly authorized officers of Company, all Guarantors and Consolidated Subsidiaries and Majority Banks;

                 B. Officers' Certificates. A Certificate signed by duly authorized officers of Company and all Guarantors and Consolidated Subsidiaries stating (in their representative capacities, but not in their individual capacities) that (to the best knowledge and belief of such officers, after reasonable investigation and review of matters pertinent to the subject matter of such certificate): (i) all of the representations and warranties contained in Article 6 of the Credit Agreement, as amended by this Sixth Amendment, and the other Loan Papers are true and correct as of the date hereof and will be true and correct upon execution and delivery of this Sixth Amendment and all Loan Papers in connection herewith and after giving effect hereto and thereto;
(ii) no event has occurred and is continuing, or would result from the execution, delivery and performance of the Credit Agreement, as amended by this Sixth Amendment, and the other Loan Papers which constitutes an Event of Default or a Potential Event of Default; and (iii) the Officer Certificates and all attachments thereto (including copies of resolutions, articles of incorporation, partnership agreements and by-laws) which have previously been delivered to Administrative Agent and Banks by Company, Guarantors and Consolidated Subsidiaries and their respective officers are true and correct, have not been altered (except as specifically noted) and are in full force and effect.

                 C. Other Items. Such other items as Administrative Agent or Banks may reasonably request prior to the execution, delivery and acceptance of this Sixth Amendment.

         4. Amendments to Credit Agreement. Effective as of December 31, 1995, and subject only to the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be, and is hereby, amended as follows:

                 A. The definition of "Adjusted Consolidated Net Cash Flow" set forth in Section 1.04 is hereby deleted.

                 B. Subsection (g) of Section 8.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

                          "(g)    Consolidated Funded Debt to Consolidated Net
                 Cash Flow. Company shall not permit, as of the end of fiscal quarters of Company indicated below, the ratio of (i) Consolidated Funded Debt as of the end of such fiscal quarter, to (ii) Consolidated Net Cash Flow for the most recent four
                 (4) fiscal





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                 quarters of Company to be greater than (A) 4.50 to 1.0 as of the last fiscal quarter of each fiscal year-end of Company or
                 (B) 5.00 to 1.0 as of any other fiscal quarter of Company."

         5. Certain Loan Papers. Each of the undersigned Guarantors hereby consents to the terms of this Sixth Amendment and other Loan Papers and to the execution hereof and thereof and further agrees and confirms that (i) the Joint and Several Guaranty and the Subrogation and Contribution Agreement continue in full force and effect, (ii) neither the execution of this Sixth Amendment or any other Loan Papers in connection herewith or therewith, nor the consummation of the transactions described herein or therein shall alter the liability or obligations of any of the Guarantors under the terms of the Joint and Several Guaranty and the Subrogation and Contribution Agreement and (iii) each reference in the Joint and Several Guaranty and the Subrogation and Contribution Agreement to the "Loan Agreement" or the "Senior Revolving Credit Facility Agreement" shall be deemed to refer to the Credit Agreement, as amended by this Sixth Amendment.

         6. Further Assurances. Company, its Subsidiaries and all Affiliates of Company which shall ever execute Loan Papers, including without limitation Guarantors, shall each make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action consistent with the terms and provisions of the Credit Agreement, as amended hereby, as Majority Banks or Administrative Agent may, from time to time, deem reasonably necessary or proper in connection with this Sixth Amendment.

         7. Scope of Amendments. Any and all other provisions of the Credit Agreement and any other Loan Papers are hereby amended and modified wherever necessary and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Sixth Amendment.

         8. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the Loan Papers, or (b) to prejudice any right or rights which any of Banks or Administrative Agent now has or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the Notes, the other Loan Papers, or any of the documents referred to herein or therein.

         9. Governing Law. This Sixth Amendment has been prepared, is being executed and delivered and is intended to be performed in the State of Texas, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Sixth Amendment.





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         10.     Multiple Counterparts.  This Sixth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Sixth Amendment by signing any such counterpart.

By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION (successor in interest to Express Cash Acquisition, Inc.), CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC., CASH AMERICA OF MISSOURI, INC.and VINCENT'S JEWELERS AND LOAN, INC., as Consolidated Subsidiaries and as Guarantors, and HARVEY & THOMPSON LIMITED, CAII PANTBELANING AKTIEBOLAG and SVENSK PANTBELANING AB, as Consolidated Subsidiaries, do each acknowledge and approve the Credit Agreement, as amended by this Sixth Amendment, and the other Loan Papers, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors, the Joint and Several Guaranty, the Subrogation and Contribution Agreement and any matter in connection therewith.

THE CREDIT AGREEMENT, AS AMENDED BY THIS SIXTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK





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         IN WITNESS WHEREOF, Company, Banks, Guarantors, Consolidated
Subsidiaries, Administrative Agent and Issuing Bank have executed this Sixth Amendment as of the day and year first above written, effective as of December 31, 1995.

                                        COMPANY

                                        CASH AMERICA INTERNATIONAL, INC.



                                        By: /s/ THOMAS A. BESSANT, Jr.
                                           -----------------------------------
                                                Thomas A. Bessant, Jr.
                                                Vice President-Finance and
                                                Treasurer





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                                   GUARANTORS

CASH AMERICA, INC. OF SOUTH CAROLINA

FLORIDA CASH AMERICA, INC.

GEORGIA CASH AMERICA, INC.

CASH AMERICA, INC. OF LOUISIANA

CASH AMERICA, INC. OF NORTH CAROLINA

CASH AMERICA, INC. OF TENNESSEE

CASH AMERICA, INC. OF OKLAHOMA

CASH AMERICA, INC. OF KENTUCKY

CASH AMERICA PAWN, INC. OF OHIO

CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

CASH AMERICA HOLDING, INC.

EXPRESS CASH INTERNATIONAL CORPORATION, a Delaware corporation

CASH AMERICA, INC. OF ALABAMA

CASH AMERICA, INC. OF COLORADO

CASH AMERICA, INC. OF INDIANA

CASH AMERICA, INC.

CASH AMERICA OF MISSOURI, INC.

VINCENT'S JEWELERS AND LOAN, INC.



By: /s/ THOMAS A. BESSANT, JR.
   -----------------------------------
        Thomas A. Bessant, Jr. Vice President for All





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                                        CONSOLIDATED SUBSIDIARIES

                                        HARVEY & THOMPSON LIMITED



                                        By: /s/ DANIEL R. FEEHAN
                                           -----------------------------------
                                                Daniel R. Feehan, Director


                                        SVENSK PANTBELANING AB



                                        By: /s/ DANIEL R. FEEHAN
                                           -----------------------------------
                                                Daniel R. Feehan, Director



                                        CAII PANTBELANING AKTIEBOLAG



                                        By: /s/ DANIEL R. FEEHAN
                                           -----------------------------------
                                                Daniel R. Feehan, Director


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                                    BANKS



                                        NATIONSBANK OF TEXAS, N.A.



                                        By: /s/ TODD SHIPLEY
                                           -----------------------------------
                                             Todd Shipley
                                             Senior Vice President




                                        FIRST INTERSTATE BANK OF TEXAS,
                                        N.A.



                                        By: /s/ KIMBERLY K. WELCH
                                             Kimberly K. Welch
                                             Assistant V. President



                                        BANK ONE, TEXAS, N.A.



                                        By: /s/ BARRY KROMANN
                                              Barry Kromann
                                              Vice President



                                        CITIBANK, N.A.



                                        By: /s/ DAVID L. HARRIS
                                             David L. Harris
                                             Vice President


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                                        THE SUMITOMO BANK, LIMITED



                                        By: /s/ JAMES T. WANG
                                              James T. Wang
                                              Vice President and Manager



                                        By: /s/ KIRK L. STITES
                                              Kirk L. Stites
                                              Vice President




                                        BANK OF AMERICA TEXAS, N.A.



                                        By: /s/ DONALD P. HELLMAN
                                              Donald P. Hellman
                                              Vice President


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                     ADMINISTRATIVE AGENT AND ISSUING BANK


                                        NATIONSBANK OF TEXAS, N.A.



                                        By: /s/ TODD SHIPLEY
                                           -----------------------------------
                                             Todd Shipley
                                             Senior Vice President





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